Supplement dated November 19, 2013
to the Prospectus for Principal Variable Contracts Funds, Inc.
dated May 1, 2013

(as supplemented on May 9, 2013 and June 14, 2013)
(Not all Accounts are offered in all variable annuity and variable life contracts.)
This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ACCOUNT SUMMARIES

PRINCIPAL CAPITAL APPRECIATION ACCOUNT
Under the Sub-Advisor(s) and Portfolio Manager(s) heading for Edge Asset Management, Inc., add the following:

•	Sarah E. Radecki (since 2013), Associate Portfolio Manager & Senior Analyst

MANAGEMENT OF THE FUND
The Sub-Advisors
Under the Edge Asset Management, Inc. (“Edge”) heading, add the following:
Sarah E. Radecki joined Edge in 1999.  Ms. Radecki earned bachelor’s degrees in political science and economics from Saint Mary’s College of California and a master’s degree in economics from the University of California at Santa Barbara. She has earned the right to use the Chartered Financial Analyst designation.